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                        SUPPLEMENT DATED AUGUST 3, 1995
                        TO PROSPECTUS DATED MAY 1, 1995
              FOR PINNACLE(TM) FLEXIBLE PAYMENT VARIABLE ANNUITY
                  ISSUED BY INTEGRITY LIFE INSURANCE COMPANY

             THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SHOULD BE
                    READ AND RETAINED WITH THE PROSPECTUS.


The first three paragraphs under DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS beginning on page 19 is REPLACED by the following:

A death benefit is available to a beneficiary if a participant dies prior to his or her retirement date. The amount of the death benefit is the greatest of (1) the participant's annuity value, (2) the participant's annuity value at the beginning of the seventh participation year, plus subsequent contributions and minus subsequent withdrawals, inclusive of any market value adjustments made, and (3) the minimum death benefit, which equals total contributions less the sum of withdrawals, inclusive of any market value adjustments made.

For certificates having a Participation Date on or after January 1, 1995, we will offer an administrative program which has the effect of locking in the increase IF ANY in your annuity value on each contract anniversary for purposes of calculation of the minimum death benefit. Under this program you will have the option to "step up" your minimum death benefit to your annuity value on each contract anniversary if your annuity value on such contract anniversary is greater than the minimum death benefit described in (3) above (total contributions) and is greater than your annuity value on any previous contract anniversary. This will be effected as a tax-free exchange into an identical contract, but without new surrender charges. Once you elect this option, "total contributions" for purposes of calculation of the minimum death benefit described in (3) above will equal your highest annuity value (which is greater than total contributions less withdrawals) as of any contract anniversary, less withdrawals made subsequent to such contract anniversary, inclusive of any market value adjustments.

IN SOME STATES it will not be necessary to elect this option. In those states, your contract will provide that the amount of the death benefit is automatically the greatest of (1), (2) or (3) above, or your highest annuity value at the beginning of any participation year, plus subsequent contributions and minus subsequent withdrawals, inclusive of any market value adjustments made. NOT AVAILABLE IN ALL STATES.